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                                                               EXHIBIT NO. 10.27

                               AGREEMENT OF LEASE

       AGREEMENT OF LEASE made as of this 23RD day of March, 2000 between 30 RAMLAND ROAD LLC, a New York limited liability company, having an office at 455 Central Park Avenue, Scarsdale, New York 10583 (hereinafter called "Landlord"), and VISION-SCIENCES, INC., a New York corporation, having an office at 40 Ramland Road South, Orangeburg, New York 10962 (hereinafter called "Tenant").

                              W I T N E S S E T H :

       Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the southern portion of the ground floor located at 40 Ramland Road South, Orangeburg, New York 10962 (which building is hereinafter called the "Building"), and which space is approximately as shown on the floor plan(s) annexed hereto as Exhibit A and made a part hereof (which space is hereinafter called the "demised premises") for the term as set forth in Article 3 hereof.

       The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant and agree as follows:

                                    ARTICLE 1

                                   RENT, ETC.

       1.1 This lease is contingent on the acquisition of the Building by the Landlord pursuant to an Agreement of Sale dated December 23, 1999 between J & J Associates and Landlord. Upon the transfer of title of the Building, the terms and conditions set forth herein will be valid and binding obligations on the parties hereto. In the event that the transfer of title does not occur prior to the Commencement Date, as hereinafter defined, this Agreement of Lease shall be terminated and Landlord will refund any sums paid hereunder. Upon such refund, this Agreement will become null and void and the parties hereto shall be relieved of all further obligations and liabilities to each other.

       1.2 Tenant shall pay to Landlord a fixed annual rent, from the Commencement Date (as defined in section 3.1) through and including the last day of the fifth lease year (as defined in section 1.4). During the first two years of the lease the fixed annual rent will be $95,000 per annum ($7,916.67 per month). Commencing on the first day of the third lease year through and including the last day of the fifth lease year the fixed annual rent will be $105,000 per annum ($8,750.00 per month). Tenant agrees to pay the fixed annual rent in equal monthly installments in advance on the first day of each calendar month during the term of this Lease, without notice, demand or invoice. Tenant agrees to pay said fixed annual rent in lawful money of the United States, at the office of Landlord or such other place in the United States of America as Landlord may


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designate, without any setoff or deduction whatsoever. Should the Commencement
Date occur on any day other than on the first day of a month, then the fixed annual rent for the unexpired portion of such month shall be adjusted and prorated on a per diem basis. All sums other than fixed annual rent payable by Tenant hereunder shall be deemed additional rent and payable on demand, unless other payment dates are hereinafter provided.

       1.3 The first monthly installment of fixed annual rent due under this Lease together with the security deposit set forth in Article 35, shall be paid by Tenant on execution of this Lease.

       1.4 The term "lease year" when used in this Lease shall mean the twelve months commencing on the first day of the month following the month in which occurs the Commencement Date (as defined in Section 3.1) and each subsequent period of twelve months. The first lease year shall include the period, if any, from the Commencement Date to the end of the month in which the Commencement Date occurs.

                                    ARTICLE 2

                                 OCCUPANCY, ETC.

       2.1 Tenant shall use and occupy the demised premises for light industrial and general business offices.

                                    ARTICLE 3

                           TERM; COMMENCEMENT OF TERM

       3.1 This Lease shall be for a term of five years, to commence on September 1, 2000 (the "Commencement Date") and to end on August 31, 2005, or until such term shall sooner cease and terminate as hereinafter provided.

                                    ARTICLE 4

                                  COMMON AREAS

       4.1 Landlord may, from time to time, make available, within the boundaries of the building project, such parking facilities, driveways, entrances and exits thereto, landscape and planted areas, and other improvements and facilities, whether similar or dissimilar, as Landlord shall at any time and from time to time deem appropriate (all the foregoing being collectively referred to in this Lease as "Common Areas"). Tenant and its officers, employees, agents, customers and invitees shall have a nonexclusive right, in common with Landlord and all others to whom Landlord has granted or may hereafter grant rights, to use the Common Areas. The Common Areas shall at

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all times be subject to the exclusive control and management of Landlord, and
Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to the Common Areas, and Tenant agrees, after notice thereof, to abide by such rules and regulations and to cause its officers, employees, agents, customers and invitees to conform thereto.

       4.2 With respect to the parking of vehicles at the building project:

            (i) Throughout the term of the Lease, so long as Tenant is not in default of any of the terms of this Lease, Landlord shall make available to Tenant unreserved parking space at no charge for thirty-five (35) cars, which shall be located in the parking lots surrounding the Building. If Tenant or its invitees use more than the specified number of spaces set forth above, then after five (5) days notice from Landlord, Tenant shall, at the option of Landlord, either (i) pay Landlord $40 per month for each additional space used for each month during which such excess use takes place (so long as such use is for more than half a month), or (ii) cease and desist immediately from using said additional spaces. If Landlord selects the first of such options, Landlord may revoke such choice on thirty (30) days notice.

            (ii) Tenant, its personnel and visitors shall not at any time park any large trucks or delivery vehicles, other than loading or unloading, in any of the parking areas.

            (iii) All use of parking spaces and any other parking areas by Tenant, its personnel and visitors will be at their own risk, and Landlord shall not be liable for any injury to person or property, or for loss or damage to any vehicle or its contents, resulting from theft, collision, vandalism or any other cause whatsoever, other than gross negligence or intentional tort on the part of Landlord.

            (iv) There shall be no overnight parking, and Tenant shall cause its personnel and visitors to remove their vehicles from the parking area at the end of the working day. If any vehicles owned by Tenant or by its personnel or visitors remains in the parking area overnight and the same interferes with the cleaning or maintenance of said area, any costs or liabilities incurred by Landlord in removing said vehicle to effectuate cleaning or maintenance, or any damages resulting to said vehicle or to Landlord's equipment or equipment owned by others, by reason of the presence of or removal of said vehicle during such cleaning or maintenance to the extent said damages are not covered by insurance shall be paid on demand by Tenant to Landlord, as additional rent under this Lease.


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                                    ARTICLE 5

                             REAL ESTATE TAX PAYMENT

       5.1 (a) Definitions: For the purpose of this Article, the following definitions shall apply:

            (i) The term "Other Building" shall mean the building located at 30 Ramland Road South, Orangeburg, New York.

            (ii) The term "building project" shall mean the Building and the Other Building, both together with the land and all improvements thereon.

            (iii) The term "tax year" shall mean the calendar year for the County Taxes and a fiscal year commencing on July 1 for School Taxes.

       5.2 During the term of this Lease, Tenant agrees to pay, as additional rent, twelve and one half (12.5%) percent of the real estate taxes charged and assessed against the building project (Tax Designation Section: 7320, Block: 1,
Lot: 28)(the "Tax Payment"). If this Lease commences on a day other than the first day of a tax year, or ends on a day other than the last day of a tax year, Tenant's payment under this Article shall be prorated on a per diem basis. Bills for amounts due pursuant to this Article 5 shall be rendered from time to time as Landlord may elect and shall be paid by Tenant within ten (10) days after demand by Landlord.

       5.3 The term "real estate taxes" shall mean the total of all taxes and special or other assessments (including without limitation City and/or County School, sewer, refuse and water taxes excluding any penalties), including any payment required in lieu of or relating to parking with respect to the building project, levied, assessed or imposed at any time by any governmental authority upon or against the building project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said building project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against said building project (if payable in installments only those installments payable in a tax year during the term of the lease). If, due to a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Landlord in substitution in whole or in part for the real estate taxes, or in lieu of additions to or increases of said real estate taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "real estate taxes" for the purposes hereof. As to special assessments which are payable over a period of time extending beyond the term of this Lease, only a pro rata portion thereof, covering the portion of the term of this Lease unexpired at the time of the imposition of such assessment, shall be included in "real estate taxes."

       5.4 (a) Notwithstanding anything stated hereinabove, Landlord, in its sole discretion, may, upon written notice to Tenant, institute a payment plan whereby the Tax Payment shall be payable to Landlord in advance, in equal monthly installments which shall be based on Landlord's reasonable estimate of the Tax Payment, payable on the first day of each month, in amounts to be determined by Landlord from time to time. If Landlord elects to institute such payment plan during the first lease year, the initial amount of each monthly installment will be $2,026.09.

            (b) If the monthly installments payable with respect to any tax year shall be less than the Tax Payment due for that tax year, Tenant shall pay Landlord, as additional rent, the


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difference between the Tax Payment for that tax year and the aggregate amount paid by Tenant on account of the Tax Payment for that tax year within ten (10) days after Landlord renders a bill with respect thereto. If the installments payable with respect to any tax year shall exceed the Tax Payment for any tax year, Landlord shall be entitled to set off such excess, prorated over the next twelve (12) monthly installments.

       5.5 Tax bills shall constitute a final determination as between Landlord and Tenant of the real estate taxes for the periods represented thereby, unless Tenant within thirty (30) days after they are furnished shall in writing challenge their accuracy or their appropriateness. If Tenant shall dispute said statements, then, pending the resolution of such dispute, Tenant shall pay the additional rent to Landlord in accordance with the tax bills furnished by Landlord.

       5.6 Any delay or failure of Landlord in billing any Tax Payment hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such Tax Payment hereunder.

                                    ARTICLE 6

                                 EXPENSE PAYMENT

       6.1 Tenant shall pay to Landlord, as additional rent, expense payments in accordance with this Article:

            (a) Definitions: For the purpose of this Article, the following definitions shall apply:

                 (i) The term "Other Building" shall have the same meaning set forth in subsection 5.1(a)(i).

                 (ii) The term "Building Project" shall have the same meaning set forth in subsection 5.1(a)(ii).

                 (iii) The term "The Building Percentage", for purposes of computing the Expense Payment (as hereinafter defined in this Article), shall mean a fraction, the numerator of which is 10,000 and the denominator of which is the total of all square feet in the Building.

                 (iv) The term "The Building Project Percentage", for purposes of computing the Expense Payment (as hereinafter defined in this Article), shall mean a fraction, the numerator of which is 10,000 and the denominator of which is the total of all square feet in the Building and the Other Building.

                 (v) The term "Building Expenses" shall mean (subject to the last sentence of this subsection (v) the total of all the costs and expenses incurred or borne by Landlord


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with respect to the operation and maintenance of the Building (or, as provided in Section 6.1(c), of the Other Building) and the services provided tenants therein including, but not limited to, the costs and expenses incurred for and with respect to: protection and security; landscaping and landscape maintenance; repair, maintenance, lighting and striping of parking areas and removal of snow therefrom; road maintenance and repairs, outdoor lighting; repairs, replacements and improvements which are appropriate for the continued operation of the Building as a first-class building; maintenance; by contract or otherwise; window washing; painting of non-tenant areas; fire, extended coverage, boiler and machinery, sprinkler, apparatus, public liability and property damage, rental and plate glass insurance and any insurance required by a mortgagee or actually carried by Landlord; supplies; wages, salaries, disability benefits, pensions, hospitalization, retirement plans and group insurance respecting employees of the Landlord up to and including the building manager (including a pro rata share only of such wages and benefits of employees, including Landlord's engineer, who are employed at more than one building; such pro rata share shall be determined by Landlord and shall be based upon Landlord's estimate of the percentage of time spent by such employees at the Building); uniforms and working clothes for such employees and the cleaning thereof; expenses imposed on the Landlord pursuant to law or to any collective bargaining agreement with respect to such employees; workmen's compensation insurance, payroll, social security, unemployment and other similar taxes with respect to such employees; property management; administrative, accounting, professional and consulting fees. Notwithstanding the foregoing, the Building Expenses shall not include costs and expenses pertaining to the operation and maintenance of the interior of the Building, or to the extent applicable, the Other Building, debt service, roof replacement and other capital expenditures, and, in the event that the Landlord employs any companies owned and controlled by Landlord, such employment may only be compensated at market rate.

                 (vi) Building Expenses and Building Project Expenses (as hereinafter defined in this Article) shall be referred to both individually and collectively as "Expenses."

            (b) During the term of this Lease, Tenant agrees to pay to Landlord, as additional rent, the Building Percentage of Building Expenses and, to the extent applicable, the Building Project Percentage of Building Project Expenses, ("Expense Payment") in the manner hereinafter provided.

                 (i) Tenant shall pay monthly installments on account of the Expense Payment to Landlord which shall be based upon Landlord's reasonable estimate of the Expense Payment for each month, which Landlord may change from time to time, taking into account, if Landlord can reasonably so estimate, known increases in rates applicable to the categories involved in computing Expenses, and known or anticipated changes in The Building Percentage and The Building Project Percentage. Installments shall be paid, as additional rent, in the same manner and at the same time as fixed annual rent. The initial amount of each monthly installment shall be $2,100.

                 (ii) Following the expiration of each calendar year, Landlord shall submit to Tenant a statement setting forth the Expenses for the preceding calendar year. Annexed to and as part of the statement, Landlord will furnish Tenant with documentation sufficient to reasonably support the information contained therein. If the Expense Payment exceeds the installments paid by Tenant under subsection 6.1(b)(i), Tenant shall pay to Landlord, as additional rent, the difference


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between the Expense Payment for that calendar year and the aggregate amount paid by Tenant on account of the Expense Payment for that calendar year within ten
(10) days after receipt of such statement. If the Expense Payment for any calendar year is less than the aggregate monthly installments paid under subsection 6.1(b)(i), with respect to that calendar year, Landlord shall be entitled to set off such excess, prorated over the remaining monthly installments of the Expense Payments during the calendar year in which the statement was provided.

                 (iii) The statements of the Expenses to be furnished by Landlord as provided above shall be prepared in reasonable detail. The statements thus furnished to Tenant shall constitute a final determination as between Landlord and Tenant of the Expenses for the periods represented thereby, unless Tenant within thirty (30) days after they are furnished shall give a notice to Landlord that it disputes their accuracy or their appropriateness, which notice shall specify the particular respects in which the statement is inaccurate or inappropriate. Pending the resolution of such dispute, Tenant shall pay the additional rent to Landlord in accordance with the statements furnished by Landlord.

                 (iv) If this Lease commences on a day other than the first day of a calendar year, or ends on a day other than the last day of a calendar year, Tenant's payment under this Article shall be prorated on a per diem basis.

                 (v) Landlord's and Tenant's obligation to make the adjustments referred to in this Article 6 shall survive any expiration or termination of this Lease.

                 (vi) Any delay or failure of Landlord in billing any Expense Payment hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such Expense Payment hereunder.

       (3) Landlord and Tenant acknowledge that the Other Building is currently net leased to another tenant that currently pays all expenses attributable to the operation and maintenance of the Other Building and certain portions of the Common Areas. Accordingly, to the extent Landlord has no obligation to pay such expenses, the Tenant shall likewise have no obligation for payment of such expenses. In the event that, during the term of this Lease, the Other Building ceases to be net leased or Landlord otherwise becomes responsible for Building Expenses attributable to the operation and maintenance of the Other Building, Tenant will pay the Building Project Percentage of those Building Expenses (excluding costs and expenses set forth in the last sentence of subsection (v)) which are allocable to both the Building and the Other Building ("Building Project Expenses"). In such event, to the extent any Building Expense is charged as a Building Project Expense, it will not be charged as a Building Expense; it being the intention of the parties that no Building Expense will be charged as both a Building Expense and a Building Project Expense.


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                                    ARTICLE 7

                                    UTILITIES

       7.1 (a) Tenant agrees to pay to Landlord, as additional rent, The Building Percentage of all utility expenses for the Building, exclusive of those expenses used by other Tenants or other space within the building, including, without limitation, gas, electric and water charges. If this Lease commences on a day other than the first day of a billing cycle, or ends on a day other than the last day of a billing cycle, Tenant's payment under this Article 7 shall be prorated on a per diem basis. Such amounts due pursuant to this Article 7 shall be paid within ten (10) days after demand by Landlord. Bills from the utility providers shall be sufficient evidence of the amount of utility charges and for calculation of the amounts to be paid.

            (b) All costs incurred in connection with the hook-up and operation (including the cost of metering devices) for utility consumption in the demised premises shall be borne solely by Tenant.

            (c) Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of utility service is changed or is no longer available or suitable for Tenant's requirements. Utility and utility service, as used herein, shall mean any element affecting the generation, transmission and/or distribution or redistribution of gas, electric or water, including, but not limited to, services which facilitate the distribution of service.

            (d) Landlord reserves the right to provide electricity to Tenant on a submetering basis, and if Landlord exercises such right, Tenant shall, at Tenant's expense, effect all work which is necessary to furnish redistributed electricity to the demised premises on a submetering basis, including, without limitation, the installation of all required wiring and other equipment. If and so long as Landlord provides electricity to the demised premises on a submetering basis, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at Landlord's Cost (as hereinafter defined), plus 7% thereof. Where more than one meter measures the service of Tenant in the Building, the KWHR and KW recorded by each meter may be computed and billed separately, in accordance with the rates specified herein. Bills therefor shall be rendered at such times as Landlord may elect and the amount, as computed from a meter or meters and determined by Landlord's electrical consultant in accordance with this Article, shall be deemed to be, and be paid as, additional rent.

                 (i) Landlord's Cost for such redistributed electricity shall be equal to Landlord's Cost Rates (as hereinafter defined) for the relevant billing period multiplied by Tenant's electricity consumption (i.e., energy and demand) based on the aforedescribed meter readings as herein provided.

            Landlord's Cost Rates shall be determined as follows:

            "Landlord's Electricity Consumption Cost," (Landlord's cost per
            KWHR) for any given Utility Billing Period, shall mean the amount arrived at by dividing (i) Landlord's KWHR cost, as indicated on the applicable utility bill (inclusive of any taxes, including any taxes included in the computation of said utility bill) for Landlord's Electricity Consumption for said Utility Billing Period, inclusive of any


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            fuel adjustments or rate adjustments contained in said utility bill allocable to Landlord's Electricity Consumption, by (ii) Landlord's Electricity Consumption as indicated on said bill.

            "Landlord's Electricity Demand Cost," (Landlord's Cost per KW) for any given Utility Billing Period, shall mean the amount arrived at by dividing (i) Landlord's KW cost, as indicated on the applicable utility bill (inclusive of any taxes, including any taxes included in the computation of said utility bill) for Landlord's Electricity Demand for said Utility Billing Period, inclusive of any rate adjustments contained in said utility bill allocable to Landlord's Electricity Demand (provided that same have not been included in the computation of Landlord's Electricity Consumption Cost), by (ii) Landlord's Electricity Demand as indicated on said bill.

            For purposes of determining Landlord's Electricity Consumption Cost and Landlord's Electricity Demand Cost, each amount appearing on any utility bill for demand, energy, fuel or rate adjustments shall be taken into account (where it cannot be determined from the utility bill whether such amount relates to consumption or to demand, it shall be deemed to relate to demand).

            It is anticipated that electric rates, charges, etc. may be changed by virtue of changes in methods of billing, and/or electricity purchases and the redistribution thereof, fluctuations in the market price of electricity, changes in electricity and electric service (as defined below), and by the obtaining of electricity from public utilities and/or other providers in addition to, or instead of, Consolidated Edison of New York. Accordingly, Landlord's Cost Rates shall also include Landlord's payments for electricity or electric service, for the applicable monthly or other period, to utilities and/or other providers, including Landlord's cost for any element affecting the generation, transmission, and/or distribution or redistribution of electricity. Any such portions of Landlord's Cost Rates for the Utility Billing Period, or other billing period, shall be equitably allocated to, and included in, this Tenant's share of Landlord's Cost for electricity redistributed to this Tenant.

            For purposes of this Article, the following terms shall have the following meanings:

            "Utility Billing Period" shall mean the respective period(s) of electricity consumption and demand for which Landlord is charged on each successive bill from the utility company or companies, or other providers, furnishing electricity to the Building.

            "Landlord's Electricity Consumption," for any given Utility Billing Period, shall mean the number of kilowatt-hours of electricity consumed in and for the Building (including common areas, tenantable areas and mechanical areas) during said Utility Billing Period, as indicated on the applicable utility bill(s).

            "Landlord's Electricity Demand," for any given Utility Billing Period, shall mean the number of kilowatts of electricity demanded in and for the Building (including

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            common areas, tenantable areas and mechanical areas) during said
            Utility Billing Period, as indicated on the applicable utility bill(s).

            Electricity and electric service, as used herein, shall mean any element affecting the generation, transmission, and/or distribution or redistribution of electricity, including but not limited to services which facilitate the distribution of service.

            (e) Landlord reserves the right to discontinue furnishing electric energy to Tenant at any time upon sixty (60) days' written notice to Tenant, and from and after the effective date of such termination, Landlord shall no longer be obligated to furnish Tenant with electric energy, provided, however, that such termination date may be extended for a time reasonably necessary for Tenant to make arrangements to obtain electric service directly from the public utility company and/or other providers servicing the Building. If Landlord exercises such right of termination, it must do so with respect to all Tenants in the Building. Thereafter, this Lease shall remain unaffected thereby and shall continue in full force and effect; and thereafter Tenant shall diligently arrange to obtain electric service directly from the public utility company and/or other providers servicing the Building, and may utilize the then existing electric feeders, risers and wiring serving the demised premises to the extent available and safely capable of being used for such purpose and only to the extent of Tenant's then authorized connected load. Landlord shall be obligated to pay no part of any cost required for Tenant's direct electric service.

            (f) Tenant agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the Building or the risers or wiring installation. Tenant agrees not to connect any additional electrical equipment of any type to the Building electric distribution system, other than typewriters, lamps and small office machines (including fax machines and computers) which consume comparable amounts of electricity, without Landlord's prior written consent. Tenant will not install any additional risers, feeders, or other equipment without obtaining Landlord's prior written consent.

            (g) Landlord may elect to install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and cost of the installation thereof, and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereinafter is assessed, imposed or a lien upon the demised premises or Building pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Landlord shall be payable by Tenant as additional rent.

            (h) Landlord may elect to install an electrical and/or gas meter and thereby measure Tenants' electrical and/or gas consumption. If Landlord so elects Tenant will obtain electric and gas service directly from the public utility company and/or other providers securing the Building. Tenant shall pay Landlord for the costs of the meter and the cost of the installation thereof.


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Landlord shall be obligated to pay no part of any cost required for Tenant's direct electrical and/or gas service.

                                    ARTICLE 8

                          ALTERATIONS AND INSTALLATIONS

       8.1 Tenant shall make no alterations, installations, additions or improvements ("Alterations") in or to the demised premises without Landlord's prior written consent, and then only by contractors or mechanics first approved by Landlord which approval shall not be unreasonably withheld, delayed or conditioned. All such Alterations shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time designate. Prior to commencement of such work, Tenant shall obtain and deliver to Landlord a written letter of authorization, in form satisfactory to Landlord's counsel, signed by all architects, engineers, surveyors and designers to become involved in such work, which shall confirm that, in the event such work is discontinued or abandoned, any of their drawings or plans are to be removed from any filing with governmental authorities on the request of Landlord.

            All Alterations shall be performed in accordance with the foregoing and the following provisions of this Article:

       1. All Alterations shall be performed in accordance with plans and specifications first approved by Landlord.

       2. All Alterations shall be done in a good and workmanlike manner. Tenant shall, prior to the commencement of any such Alterations, at its sole cost and expense, obtain and exhibit to Landlord any governmental permit, sign-off or approval required in connection with such Alterations.

       3. (a) In the event Tenant shall employ any contractor to do in the demised premises any work permitted by this Lease, such contractor and any subcontractor shall agree to employ only such labor as will not result in jurisdictional disputes or strikes. Landlord agrees that such contractor or subcontractor shall have reasonable use of the Building facilities, at the same charges therefor, if any, paid by Landlord's contractors. Tenant will inform Landlord in writing of the names of any contractor or subcontractor Tenant proposes to use in the demised premises at least ten (10) days prior to the beginning of work by such contractor or subcontractor.

            (b) Tenant covenants and agrees to pay to each contractor, as the work progresses, the entire cost of supplying the materials and performing the work shown on Tenant's approved plans and specifications less retainage, if any.

       4. All Alterations shall be effected in compliance with all applicable laws, ordinances, rules and regulations of governmental bodies having or asserting jurisdiction over the demised premises including, without limitation, the Americans with Disabilities Act of 1990 and

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similar present and future laws and regulations issued pursuant thereto, and all such laws, ordinances, rules and regulations relating to hazardous materials and fire safety.

       5. Tenant shall keep the Building and the demised premises free and clear of all liens for any work or material claimed to have been furnished to Tenant or to the demised premises on Tenant's behalf, and all work to be performed by Tenant shall be done in a manner which will not unreasonably interfere with or disturb other tenants or occupants of the Building.

       6. During the progress of the work to be done by Tenant, said work shall be subject to inspection by representatives of Landlord who shall be permitted access and the opportunity to inspect, at all reasonable times.

       7. Prior to commencement of any work, Tenant shall furnish to Landlord certificates evidencing the existence of

            (i) worker's compensation insurance covering all persons employed for such work;

            (ii) comprehensive general liability and property damage insurance naming the holder of any mortgage on the Building, Landlord, its managing agent and its designees, and Tenant as insureds, with coverage of at least $5,000,000 combined single limit; and

            (iii) builder's risk insurance in an amount reasonably satisfactory to Landlord naming the holder of any mortgage on the Building, Landlord, its managing agent and its designees, and Tenant as insureds.

       8.2 Any mechanic's lien filed against the demised premises or the Building for work claimed to have been done for or materials claimed to have been furnished to Tenant shall be discharged by Tenant at its expense within sixty (60) days, by payment, filing of the bond required by law or otherwise.

       8.3 All Alterations made by Landlord or at Landlord's expense shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the demised premises as a part thereof at the end of the term of this Lease.

       8.4 All Alterations made and installed by Tenant, or at Tenant's expense, upon or in the demised premises which are of a permanent nature and which cannot be removed without damage to the demised premises or Building shall, upon installation, become and be the property of Landlord, and shall remain upon and be surrendered with the demised premises as a part thereof at the end of the term of this Lease. The provisions of this Section 8.4 shall survive the expiration or sooner termination of the term of this Lease.

       8.5 Where furnished by or at the expense of Tenant all furniture, furnishings and trade fixtures, including without limitation, murals, business machines and equipment, counters, screens, grille work, special paneled doors, cages, partitions, metal railings, closets, paneling, lighting fixtures and equipment, drinking fountains, refrigeration and air handling equipment, and any other movable property shall remain the property of Tenant, which may at its option remove all or any part thereof at any time prior to the expiration of the term of this Lease. In case Tenant shall decide not to remove any part of such property, Tenant shall notify Landlord in writing not less than three (3) months prior to the expiration of the term of this Lease, specifying the items of property which it has decided not to remove. If, within thirty (30) days after the service of such notice, Landlord shall request Tenant to remove any of the said property, Tenant shall at its expense remove the same in accordance with such request. As to such property which Landlord does not request Tenant to remove, the same shall be, if left by Tenant, deemed abandoned by Tenant and thereupon the same shall become the property of the Landlord.

       8.6 If any Alteration or other property which Tenant shall have the right to remove or be requested by Landlord to remove as provided hereinabove (herein in this Section 8.6 called the "property") are not removed on or prior to the expiration of the term of this Lease, Landlord shall have the right to remove said property and to dispose of the same without accountability to Tenant and at the sole cost and expense of Tenant. In case of any damage to the demised premises or the Building resulting from the removal of the property Tenant shall repair such damage or, in default thereof, shall reimburse Landlord for Landlord's cost in repairing such damage. This obligation shall survive the expiration or termination of this Lease.

       8.7 Tenant shall keep records of Tenant's Alterations, and of the cost thereof. Tenant shall, within 45 days after demand by Landlord, furnish to Landlord copies of such records and cost if Landlord shall require same in connection with any proceeding to reduce the assessed valuation of the Building, or in connection with any proceeding instituted pursuant to Article 14 hereof.

                                    ARTICLE 9

                                     REPAIRS

       9.1 Tenant shall take good care of the demised premises and the fixtures and appurtenances therein and shall promptly, at its sole cost and expense, make all repairs necessary to keep the demised premises in good working order and condition, including structural repairs when those are made necessary by the act, omission, or negligence of Tenant or its agents or employees (subject to Section 12.5 hereof). Except as provided in Section 8.6 hereof, all damage or injury to the demised premises and to its fixtures, appurtenances and equipment caused by Tenant moving property in or out of the Building or by installation or removal of furniture, fixtures or other property, and for which Landlord has not been and will not be reimbursed by insurance, shall be repaired, restored or replaced promptly by Tenant at its sole cost and expense, which repairs, restorations and replacements shall be in quality and class equal to the original work or installations. If Tenant fails to make such repairs, restorations or replacements, same may be made by Landlord at the expense of Tenant and such expense shall be collectible as additional rent and shall be paid by Tenant within fifteen (15) days after rendition of a bill therefor. Landlord, at Landlord's expense, shall effect all necessary repairs in and to the demised premises which are not the obligation of Tenant hereunder.

       The exterior walls and roof of the Building, the windows, and the areas above any hung ceiling are not part of the premises demised by this Lease and Landlord reserves all rights to such parts of the Building.

       9.2 Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law.

       9.3 Business machines and mechanical equipment used by Tenant which cause vibration, noise, cold or heat that may be transmitted to the Building structure or to any leased space to such a degree as to be objectionable to Landlord or to any other tenant in the Building shall be placed and maintained by Tenant at its expense in settings of cork, rubber or spring type vibration eliminators sufficient to absorb and prevent such vibration or noise, or prevent transmission of such cold or heat. The parties hereto recognize that the operation of elevators and other equipment will cause some vibration, noise, heat or cold which may be transmitted to other parts of the Building and demised premises. Landlord shall be under no obligation to endeavor to reduce such vibration, noise, heat or cold beyond what is customary in current good building practice for buildings of the same type as the Building.

       9.4 There shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of any repairs, alterations, additions or improvements in or to any portion of the Building or the demised premises or in or to fixtures, appurtenances or equipment thereof provided Landlord exercises reasonable diligence so as to minimize any interference with Tenant's business operations and Tenant is not prevented from operating its business thereby. Tenant understands that work will be effected on business days during normal business hours.

                                   ARTICLE 10

                       REQUIREMENTS OF LAW; FIRE INSURANCE

       10.1 Tenant shall comply with all laws, orders and regulations of Federal, State, County and Municipal authorities, and with any direction of any public officer or officers, pursuant to the law, which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises, or the use or occupation thereof, including, without limitation, all such laws, orders and regulations, and any such direction, with respect to the disabled or handicapped, fire safety and hazardous materials.

       10.2 Tenant shall not do or permit to be done any act or thing upon the demised premises, which will invalidate or be in conflict with standard fire insurance policies covering the Building, and fixtures and property therein, or which would increase the rate of fire insurance applicable to the Building to an amount higher than it otherwise would be; and Tenant shall neither do nor permit to be done any act or thing upon the demised premises which shall or might subject

Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the demised premises.

       10.3 If, as a result of any act or omission by Tenant or violation of this Lease, the rate of fire insurance applicable to the Building shall be increased to an amount higher than it otherwise would be, Tenant shall reimburse Landlord for all increases of Landlord's fire insurance premiums so caused; such reimbursement to be additional rent payable upon the first day of the month following any outlay by Landlord for such increased fire insurance premiums. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of rates for the Building or demised premises issued by the body making fire insurance rates for the demised premises, shall be presumptive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to the demised premises.

                                   ARTICLE 11

                                  SUBORDINATION

       11.1 This Lease is and shall be subject and subordinate to all ground or underlying leases which may now or hereafter affect the real property of which the demised premises form a part and to all mortgages which may now or hereafter affect such leases or such real property, and to all renewals, modifications, replacements and extensions thereof provided that lender shall enter into a subordination, non-disturbance agreement with Tenant containing terms customarily used for premises in Rockland County.

       11.2 In the event of a termination of any ground or underlying lease or foreclosure under any such mortgage, then the Tenant under this Lease will, at the option to be exercised in writing by the lessor under such ground lease or the purchaser at such foreclosure sale, as the case may be, either (i) attorn to it and perform for its benefit all the terms, covenants and conditions of this Lease on the Tenant's part to be performed with the same force and effect as if said lessor or purchaser, as the case may be, were the landlord originally named in this Lease, or (ii) enter into a new lease with said lessor or purchaser, as the case may be, as landlord, for the remaining term of this Lease and otherwise on the same terms and conditions and with the same options, if any, then remaining. Tenant hereby appoints Landlord or its successors in interest to be the Tenant's attorney-in-fact, irrevocably and coupled with an interest, to execute and deliver any such instrument of attornment, or such new lease, if the Tenant refuses or fails to do so promptly upon request.

       11.3 Under no circumstances shall the aforedescribed lessor under the ground lease or mortgagee or purchaser, assignee or lessee, as the case may be, whether or not it shall have succeeded to the interests of the landlord under this Lease, be

            (a) obligated to do or complete any work in the demised premises; or

            (b) liable for any act, omission or default of any prior landlord;
or

            (c) subject to any offsets, claims or defenses which the Tenant might have against any prior landlord; or

            (d) bound by any rent or additional rent which Tenant might have paid to any prior landlord for more than one month in advance or for more than three months in advance where such rent payments are payable at intervals of more than one month; or

            (e) bound by any modification, amendment or abridgment of the Lease, or any extension, cancellation or surrender of the same, made without its prior written approval.

       11.4 If, in connection with the financing of the Building, the holder of any mortgage shall request reasonable modifications in this Lease as a condition of approval thereof, Tenant will not withhold, delay or defer making such modifications, provided that they do not increase the obligations of Tenant hereunder or materially and adversely affect the leasehold interest created by this Lease, and Landlord agrees to pay all reasonable costs associated thereto including, but not limited to, reasonable legal fees.

                                   ARTICLE 12

                  LOSS, DAMAGE, REIMBURSEMENT, LIABILITY, ETC.

       12.1 Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building, or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless any of the foregoing shall be caused by or due to the negligence of Landlord, its agents, servants or employees.

       12.2 Tenant shall reimburse Landlord for all expense, damages or fines incurred or suffered by Landlord, and for which Landlord has not been and will not be reimbursed by insurance, by reason of any breach, violation or nonperformance by Tenant, or its agents, servants or employees, of any covenant or provision of this Lease, or by reason of damage to persons or property caused by moving property of or for Tenant in or out of the Building, or by the installation or removal of furniture or other property of or for Tenant, or by reason of or arising out of the carelessness, negligence or improper conduct of Tenant, or its agents, servants or employees, in the use or occupancy of the demised premises.

       12.3 Tenant shall give Landlord and any mortgagee, as to whom Tenant has been furnished the name and address therefor, notice in case of fire or accidents in the demised premises promptly after Tenant is aware of such event.

       12.4 Tenant agrees to look solely to Landlord's estate and interest in the land and Building, or the lease of the Building, or of the land and Building, and the demised premises, for the satisfaction of any right or remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord, in the event of any liability by Landlord, and no other property or assets of Landlord shall be subject to levy, execution, attachment, or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use and occupancy of the demised premises, or any other liability of Landlord to Tenant.

       12.5 (a) Tenant agrees, to the extent available at no additional cost, to include in its fire insurance policy or policies on its furniture, furnishings, fixtures and other property removable by Tenant under the provisions of its lease of space in the Building appropriate clauses pursuant to which the insurance company or companies (i) waive the right of subrogation against Landlord and/or any tenant of space in the Building with respect to losses payable under such policy or policies and/or (ii) agree that such policy or policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policy or policies.

            (b) Provided that Tenant's right of full recovery under its aforesaid policy or policies is not adversely affected or prejudiced thereby, Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its servants, and employees, and against every other tenant in the Building who shall have executed a similar waiver as set forth in this
Section 12.5(b) for loss or damage to, Tenant's furniture, furnishings, fixtures and other property removable by Tenant under the provisions hereof to the extent that same is covered by Tenant's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its servants, agents or employees, or such other tenant and the servants, agents or employees thereof.

            (c) Tenant hereby agrees to advise Landlord promptly if the clauses to be included in its insurance policies pursuant to subparagraph (a) above cannot be obtained. Tenant hereby also agrees to notify Landlord promptly of any cancellation or change of the terms of any such policy which would affect such clauses.

                                   ARTICLE 13

                      DESTRUCTION -- FIRE OR OTHER CASUALTY

       13.1 If the Building shall be partially damaged or destroyed or if the demised premises shall be partially or totally damaged or destroyed by fire, casualty or other such cause, then, whether or not the damage or destruction shall have resulted from the fault or neglect of Tenant, or its servants, employees, agents, visitors or licensees (and if this Lease shall not have been canceled as in this Article hereinafter provided), Landlord will repair the damage, and restore, replace, and rebuild the Building and the demised premises, with reasonable dispatch and continuity after notice to it of the damage or destruction; provided, however, that Landlord shall not be required to repair or replace any property of Tenant or any installation or leasehold improvement made by or for

Tenant at the expense of Tenant. If the demised premises shall be partially damaged, destroyed, or inaccessible, the rent and additional rent payable hereunder shall be abated to the extent that the demised premises shall have been rendered untenantable or unfit for Tenant's use and Tenant does not occupy such damaged or destroyed part of the premises on other than an emergency basis for the period from the date of such damage or destruction to the date that the damage shall be repaired or restored. If the demised premises or a major part thereof shall be totally, or substantially totally, damaged or destroyed or rendered completely or substantially completely, untenantable on account of fire, casualty or other such cause, the rent and additional rent shall completely abate as of the date of the damage or destruction and until Landlord shall repair, restore, replace and rebuild the demised premises; provided, however, that should Tenant reoccupy a portion of the demised premises for the purpose of conducting business during the period the restoration work is taking place and prior to the date that the same is made completely tenantable, rent and additional rent shall be apportioned and payable by Tenant in proportion to the part of the demised premises occupied by it. Landlord shall make the repairs and restorations under the conditions of this Article with reasonable dispatch and diligence and shall complete such restorations within six (6) months (the "Restoration Period") of the date of the casualty. If Landlord fails to complete such restorations within the Restoration Period, Tenants shall have the right to terminate this lease, by written notice, which right must be exercised within thirty (30) days after the end of the Restoration Period. In that event, Tenant shall be obligated to vacate the demised premises within thirty (30) days thereafter.

       13.2 If the Building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, or if the demised premises is rendered wholly unusable, then in either of such events, Landlord may, within ninety (90) days after such fire or other casualty, elect to cancel this Lease by giving Tenant a notice in writing of such decision, and thereupon the term of this Lease shall expire by lapse of time upon the thirtieth day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord.

       13.3 In case the Building or the demised premises shall be substantially damaged or destroyed by fire or other cause at any time during the last two (2) years of the term of this Lease, then Landlord may cancel this Lease upon written notice to Tenant given within sixty (60) days after such damage or destruction.

       13.4 In the event of the termination of this Lease pursuant to the provisions of this Article, this Lease shall expire as fully and completely on the date fixed in such notice of termination as if that were the date definitely fixed for the expiration of this Lease, but the rent and additional rent shall be apportioned and shall be paid up to and including the date of such damage or destruction, and any excess prepaid rent or excess prepaid additional rent shall be refunded to Tenant.

       13.5 No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the demised premises or of the Building.

       13.6 The provisions of this Article shall be considered an express agreement governing any case of damage or destruction of the Building or the demised premises by fire or other casualty and, Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law of the State of New York, and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof.

                                   ARTICLE 14

                                 EMINENT DOMAIN

       14.1 In the event that the whole of the demised premises shall be lawfully condemned or taken in any manner for any public or quasi-public use or purpose, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title (hereinafter referred to as the "date of taking"), and Tenant shall have no claim against Landlord for, or make any claim for the value of any unexpired term of this Lease, and the rent and additional rent shall be apportioned as of such date.

       14.2 In the event that any part of the demised premises shall be so condemned or taken, then this Lease shall be and remain unaffected by such condemnation or taking, except that the rent and additional rent allocable to the part so taken shall be apportioned as of the date of taking; provided, however, that Tenant may elect to cancel this Lease in the event that more than twenty-five (25%) percent of the demised premises should be so condemned or taken, and the demised premises, as reduced by such condemnation or taking, are inadequate for the conduct of Tenant's business, provided such notice of election is given by Tenant to Landlord not later than thirty (30) days after the date when Tenant is depossessed by the condemning authority. Upon the giving of such notice, this Lease shall terminate on the thirtieth day following the date of such notice and the rent and additional rent shall be apportioned as of such termination date. Upon such partial taking and this Lease continuing in force as to any part of the demised premises, the rent and additional rent shall be diminished by an amount representing the part of said rent and additional rent properly applicable to the portion or portions of the demised premises which may be so condemned or taken. If as a result of the partial taking (and this Lease continuing in force as to the part of the demised premises not so taken), any part of the demised premises not taken is damaged, Landlord agrees to restore the damaged portion as nearly as possible to the condition existing immediately prior to the taking, and prosecute the same with reasonable diligence to its completion. In the event Landlord and Tenant are unable to agree as to the amount by which the rent and additional rent shall be diminished, the matter shall be determined by arbitration in accordance with the provisions of Article 36 of this Lease. Pending such determination, Tenant shall pay to Landlord the rent as fixed by Landlord, subject to adjustment in accordance with the arbitration.

       14.3 Tenant shall be entitled to no part of any condemnation award or private purchase price. Tenant hereby expressly assigns to Landlord all of its rights in or to every such award and agrees to execute any and all further documents required to facilitate collection thereof by Landlord. Nothing herein provided shall preclude Tenant from appearing, claiming, proving and receiving in the condemnation proceeding, Tenant's moving expenses, and the value of Tenant's fixtures, or Tenant's alterations, installations and improvements which do not become part of the Building, or property of Landlord upon expiration of the term of this Lease or prior thereto, provided Landlord's award shall not thereby be diminished.

       14.4 In the event that more than twenty-five (25%) percent of the demised premises shall be so taken, and the demised premises, as reduced by such condemnation or taking, are inadequate for the conduct of Tenant's business, and Tenant shall not have elected to cancel this Lease as above provided, the entire award for a partial taking shall be paid to Landlord, and Landlord, at Landlord's own expense, shall to the extent of the net proceeds (after deducting reasonable expenses including attorneys' and appraisers' fees) of the award restore the unaffected part of the Building as nearly as possible to the same condition and tenantability as existed prior to the taking.

            Until such unaffected portion is restored, Tenant shall be entitled to a proportionate abatement of rent for that portion of the demised premises which is being restored and is not usable until the completion of the restoration or until the said portion of the premises is used by Tenant, whichever occurs sooner. Said unaffected portion shall be restored within a reasonable time but not more than six (6) months after the taking; provided, however, if Landlord is delayed by strike, lockout, the elements, or other causes beyond Landlord's control, the time for completion shall be extended for a period equivalent to the delay. Should Landlord fail to complete the restoration within the said two (2) years or the time as extended, Tenant may elect to cancel this Lease and the term hereby granted in the manner and with the same results as set forth in the next two sentences of this Section 14.4. If such partial taking shall occur in the last six (6) months of the term hereby granted, either party, irrespective of the area of the space remaining, may elect to cancel this Lease and the term hereby granted, provided such party shall, within thirty (30) days after such taking, give notice to that effect, and upon the giving of such notice, the rent shall be apportioned and paid to the date of expiration of the term specified and this Lease and the term hereby granted shall cease, expire and come to an end upon the expiration of said thirty days specified in said notice. If either party shall so elect to end this Lease and the term hereby granted, Landlord need not restore any part of the demised premises and the entire award for partial condemnation shall be paid to Landlord, and Tenant shall have no claim to any part thereof, except as to the items set forth in Section 14.3 where same are applicable.

       14.5 If the temporary use or occupancy of all or any part of the demised premises shall be so taken, (a) the demised term shall not be reduced or affected in any way except as provided in (d) below, (b) Tenant shall continue to be responsible for all of its obligations hereunder and shall continue to pay all rents when due, (c) Tenant shall be entitled to receive that portion of the award which represents reimbursement for the cost of restoration of the demised premises, compensation for the use and occupancy of the demised premises and for any taking of Tenant's property, except that, if the temporary period of taking shall extend beyond the expiration of the term of this Lease, the portion of the award representing compensation for the use and occupancy of the demised premises shall be apportioned between Landlord and Tenant as of said expiration date of said term and Landlord shall receive that portion of the award which represents reimbursements for the cost of restoration of the demised premises, and (d) if the date of taking shall occur during the last six (6) months of the term of this Lease, Tenant may elect to cancel this Lease by notice of election given by Tenant to Landlord not later than thirty (30) days after the date when title shall vest in the condemning authority. Upon the giving of such notice, this Lease shall terminate on the thirtieth day following the date of such notice and the rent and additional rent shall be apportioned as of such termination date, with Landlord, and not Tenant, to receive the portion of the award which represents reimbursement for the cost of restoration of the demised premises and the portion of the award representing compensation for the use and occupancy of the demised premises for the time subsequent to the cancellation date.

                                   ARTICLE 15

                            ASSIGNMENT AND SUBLETTING

       15.1 (1) Tenant may sublet all of the demised premises, but not less than all, to one subtenant, for occupancy and use as permitted by Article 2 provided however, that Tenant shall first obtain the consent of Landlord, which consent shall not be unreasonably withheld or delayed. The consent by Landlord to such subletting shall not in any way be considered to relieve Tenant from obtaining the express consent of Landlord to any further subletting.

            (2) If Tenant shall have a bona fide intention to sublet the demised premises, as stated above, it shall first notify Landlord of such fact and of the terms of Tenant's proposed subrental and other terms of subletting, and:

                 (i) If Tenant intends to sublet the demised premises, then and in such event Landlord shall have the option, exercisable by notice within 30 days after the date of Tenant's notice, to elect to cancel this lease, effective as of 6 months from the last day of the month in which Landlord shall have given such notice. Upon any such cancellation of this lease by Landlord, Tenant shall have no further obligations to Landlord with respect to this lease except for obligations accrued up to the date of cancellation.

                 (ii) If Landlord shall not exercise the option to cancel this lease Tenant may actively seek to obtain an appropriate subtenant, and Tenant shall submit (x) the name and address of such proposed subtenant, (y) reasonably satisfactory information as to the nature and character of the business of the proposed subtenant, and as to the proposed nature of its proposed use of the space, and (z) banking, financial and other information relating to the proposed subtenant reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed subtenant.

                 (iii) In determining whether or not to consent to a proposed subletting, Landlord may take into consideration all relevant factors surrounding the proposed sublease, including the following:

                    a. The business reputation of the proposed subtenant.

                    b. The nature of the business and the proposed use of the demised premises by the proposed subtenant.

                    c. The financial condition of the proposed subtenant.

                    d. Restrictions contained in leases of other tenants of the Building (but said restrictions shall not prohibit the use of the demised premises specified in Article 2).

                 (3) If such proposed subletting is effected by Tenant, Tenant shall pay to Landlord a sum equal to 50% of (i) any rent or other considerations paid to Tenant by any subtenant less expenses of such subleasing (including but not limited to brokerage commissions and costs of improvements) in excess of the rent allocable to the demised premises which is then payable by Tenant to Landlord pursuant to the terms hereof, and (ii) any other profit or gain realized by Tenant from any such subletting. All sums payable hereunder by Tenant shall be payable to Landlord upon receipt thereof by Tenant.

                 (4) Tenant shall not advertise its space for subletting at a rental rate lower than the greater of the then comparable rental rate for such space in the County of Rockland or the rental rate under this lease for such space. When Landlord or an affiliate of Landlord has other equivalent space available for leasing by Landlord or an affiliate of Landlord, Tenant shall not sublet all or any portion of the demised premises to an occupant of any space in the Building (or the Park if applicable), or to any party which has negotiated with Landlord or an affiliate of Landlord for any space during the 9 months immediately preceding Tenant's request for Landlord's consent.

                 (5) Tenant may not exercise its rights under this Article prior to the Commencement Date.

                 (6) No sublease of the demised premises shall be effective unless and until Tenant delivers to Landlord duplicate originals of the instrument of sublease (containing the provisions required by Section (7)) and any accompanying documents. Any such sublease shall be subject and subordinate to this lease.

                 (7) All subleases shall (i) be expressly subject to all of Tenant's obligations hereunder, (ii) provide that the sublease shall not be assigned, encumbered or otherwise transferred, that the premises thereunder shall not be further sublet by the sublessee, in whole or in part, and that the sublease shall neither suffer nor permit any portion of the sublet premises to be used or occupied by others without the prior consent of Landlord in each instance and (iii) contain substantially the following provision:

                 "In the event of a default under any superior lease of all or any portion of the premises demised hereby results in the termination of such superior lease, this lease shall, at the option of the lessor under any such superior lease, remain in full force and effect and the tenant hereunder shall attorn to and recognize such lessor as Landlord hereunder and shall promptly upon such lessor's request, execute and deliver all instruments necessary or appropriate to confirm such attornment and recognition. The lessee hereunder hereby waives all rights under any present or future laws or otherwise to elect, by reason of the termination of such superior lease, to terminate this sublease or surrender possession of the premises demised hereby."

                 (8) Tenant shall remain fully responsible and liable for all acts and omissions of any subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of Tenant hereunder and any such violation shall be deemed a violation by Tenant. Tenant shall pay Landlord on demand any reasonable expenses incurred by Landlord in acting upon any request for consent to subletting pursuant to this Article.

                 (9) In the event Landlord denies consent to any proposed sublease, Tenant shall indemnify, defend and save harmless Landlord against and from any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses (including reasonable attorney's fees) resulting from any claims that may be made against Landlord by the proposed sublessee, or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed or final sublease.

                 (10) Tenant shall have the right to sublet all or part of the demised premises to its affiliates. Tenant shall provide Landlord of its intention to sublet no less than thirty days from the commencement of such sublease.

                                   ARTICLE 16

                       ACCESS TO DEMISED PREMISES; CHANGES

       16.1 Tenant shall permit Landlord to erect, use and maintain pipes, ducts and conduits in and through the demised premises, provided the same are installed adjacent to or concealed behind walls and ceilings of the demised premises and are installed by such methods and at such locations as will not materially interfere with or impair Tenant's layout or use of the demised premises. Landlord or its agents or designees shall have the right but only upon request made to Tenant or any authorized employee of Tenant at the demised premises to enter the demised premises, other than vaults or other enclosures where money, securities or other valuables or confidential documents are kept, at reasonable times during business hours, for the making of such repairs or alterations as Landlord may deem necessary for the Building or which Landlord shall be required to or shall have the right to make by the provisions of this Lease or any other lease in the Building and, subject to the foregoing, shall also have the right to enter the demised premises for the purpose of inspecting them or exhibiting them to prospective purchasers or lessees of the entire Building or to prospective mortgagees of the fee or of the Landlord's interest in the property of which the demised premises are a part or to prospective assignees of any such mortgages or to the holder of any mortgage on the Landlord's interest in the property, its agents or designees. Landlord shall be allowed to take all material into and upon the demised premises that may be required for the repairs or alterations above mentioned as the same is required for such purpose without the same constituting an eviction of Tenant in whole or in part, and the rent reserved shall in no way abate, except as otherwise provided in this Lease, while said repairs or alterations are being made, by reason of loss or interruption of the business of Tenant because of the prosecution of any such work, provided Landlord diligently proceeds therewith. Landlord shall exercise reasonable diligence so as to minimize any interference with Tenant's business operations, as in Section 9.4 provided.

       16.2 Landlord reserves the right, without the same constituting an eviction and without incurring liability to tenant therefor, to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairways, toilets and other public parts of the Building; provided, however, that access to the Building shall not be cut off and that there shall be no unreasonable obstruction of access to the demised premises or unreasonable interference with the use or enjoyment thereof.

       16.3 Landlord or its agents or designees may, during the twelve (12) months prior to expiration of the term of this Lease, exhibit the demised premises to prospective tenants.

       16.4 If Tenant shall not be personally present to open and permit an entry into the demised premises at any time when for any reason an entry therein shall be urgently necessary by reason of fire or other emergency, Landlord or Landlord's agents may forcibly enter the same without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property) and without in any manner affecting the obligations of this Lease.

                                   ARTICLE 17

                            CERTIFICATE OF OCCUPANCY

       17.1 Tenant will not at any time use or occupy the demised premises in violation of the Certificate of Occupancy issued for the Building. Landlord will make no changes in the Building which would result in a change in the Certificate of Occupancy which prevents Tenant from using the demised premises for the purposes specified in this Lease.

                                   ARTICLE 18

                                   BANKRUPTCY

       18.1 Subject to the provisions of Section 18.3, if at any time prior to the date herein fixed as the commencement of the term of this Lease there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or a trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement with creditors, this Lease shall ipso facto be canceled and terminated, in which event neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court shall be entitled to possession of the demised premises and Landlord, in addition to the other rights and remedies given by Section 18.4 hereof and by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies received by it from Tenant or others in behalf of Tenant.

       18.2 Subject to the provisions of Section 18.3, if at the date fixed as the commencement of the term of this Lease or if at any time during the term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement with creditors, Landlord may at Landlord's option, serve upon Tenant or any such trustee, receiver, or assignee, a notice in writing stating that this Lease and the term hereby granted shall cease and expire on the date specified in said notice, which date shall be not less than ten days after the serving of said notice, and this Lease and the term hereof shall then expire on the date so specified as if that date had originally been fixed in this Lease as the expiration date of the term herein granted. Thereupon, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the demised premises but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies given by Section 18.4 hereof and by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies received by it from Tenant or others in behalf of Tenant.

       18.3 In the event that at any times mentioned in either Sections 18.1 or
18.2 there shall be instituted against Tenant an involuntary proceeding for bankruptcy, insolvency, reorganization or any other relief described in Sections
18.1 or 18.2, Tenant shall have ninety (90) days in which to vacate or stay the same before this Lease shall terminate or before Landlord shall have any right to terminate this Lease, provided the rent and additional rent then in arrears, if any, are paid within fifteen (15) days after the institution of such proceeding, and further provided that the rent and additional rent which shall thereafter become due and payable are paid when due, and Tenant shall not otherwise be in default in the performance of the terms and covenants of this Lease.

       18.4 In the event of the termination of this Lease pursuant to Sections 18.1, 18.2 or 18.3 hereof, Landlord shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the demised premises for the same period, if lower than the rent reserved at the time of termination. If such premises or any part thereof be re-let by Landlord for the unexpired term of said Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be prima facie the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

       18.5 The provisions of this Article 18 are subject to applicable law.


                                   ARTICLE 19

                                     DEFAULT

       19.1 If Tenant defaults in fulfilling any of the covenants of this Lease, including the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this Lease be rejected under Section 365 of Title II of the U.S. Bankruptcy Code (Bankruptcy Code); or if Tenant shall fail to move into or take possession of the demised premises within thirty (30) days after the Commencement Date, of which fact Landlord shall be the sole judge; then, in any one or more of such events, upon Landlord serving a written ten (10) days' notice in the case of a default in the payment of rent or additional rent, or a written thirty (30) days' notice for any other default, upon Tenant, specifying the nature of said default and upon the expiration of said ten (10) days or fifteen (15) days, as the case may be, if Tenant shall have failed to comply with or remedy such default, or if the non-monetary default or omission complained of shall be of such a nature that the same cannot be completely cured or remedied within said thirty (30) day period and if Tenant shall not have diligently commenced to take action towards curing such default within such thirty (30) day period and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written five (5) days' notice of cancellation of this Lease upon Tenant, and, upon the expiration of said five (5) days, this Lease and the term hereunder and any rights of renewal or extension thereof shall end and expire as fully and completely as if the date of expiration of such five (5) day period were the day herein originally fixed for the end and expiration of this Lease and the term hereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided. If Tenant shall at any time default hereunder, and if Landlord shall institute an action or summary proceedings against Tenant based upon such default, then Tenant will reimburse Landlord for all legal expenses, including reasonable attorney's fees and disbursements, thereby incurred by Landlord.

       19.2 If the notices provided for in Section 19.1 hereof shall have been given, and the term shall expire as aforesaid, or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein provided or any part of either or in making any other payment herein provided for; then and in any of such events, Landlord may, without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant, the legal representatives of Tenant or other occupant of the demised premises, by summary proceedings or otherwise and remove their effects and hold the premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

       19.3 Notwithstanding any lease term expiration or termination under this
Article 19 prior to the Lease expiration date originally fixed herein, Tenant's obligation to pay any and all rent and additional rent under this Lease shall continue to and cover all periods up to the date originally fixed for the expiration of the term hereof, subject to Tenant's rights under Article 4 and
Article 13 of this lease.

                                   ARTICLE 20

                   REMEDIES OF LANDLORD; WAIVER OF REDEMPTION

       20.1 In case of such re-entry, expiration and/or dispossess by summary proceedings or otherwise as set forth in Article 19 hereof (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys fees, brokerage, and putting the demised premises in good order and/or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent; and (c) Tenant shall also pay Landlord as damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure or refusal of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees', brokerage and for keeping the demised premises in good order or for preparing the same for re-letting. Any such damages shall be paid in monthly installments by Tenant on the rent days specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, at Landlord's option, may make such alterations, repairs, replacements and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure or refusal to re-let the demised premises or any parts thereof, or, in the event that the demised premises are re-let, for failure to collect the rent hereof under such re-letting. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity.

       20.2 Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise.

                                   ARTICLE 21

                           FEES AND EXPENSES; INTEREST

       21.1 If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms of provisions in any Article of this Lease, (a) Landlord may remedy such default for the account of Tenant, immediately and without notice in case of emergency, or in any other case only provided that Tenant shall fail to remedy such default with all reasonable dispatch after Landlord shall have notified Tenant in writing of such default and the applicable grace period for curing such default shall have expired; and (b) if Landlord makes any expenditures or incurs any obligations for the payment of money in connection with such default including, but not limited to, reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord upon rendition of a bill to Tenant therefor.

       21.2 If Tenant is late in making any payment due to Landlord from Tenant under this Lease, then interest shall become due and owing to Landlord on such payment from the date when it was due, computed as provided in Section 25.5 hereof.

                                   ARTICLE 22

                         NO REPRESENTATIONS BY LANDLORD

       22.1 Landlord or Landlord's agents have made no representations or promises with respect to the Building, the building project or the demised premises except as herein expressly set forth.

                                   ARTICLE 23

                                   END OF TERM

       23.1 Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear and tear and damage by fire, the elements or other casualty excepted, and Tenant shall remove all of its property as herein provided. Tenant agrees it shall indemnify and save Landlord harmless against all costs, claims, loss or liability resulting from delay by Tenant in so surrendering the premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Additionally, the parties recognize and agree that other damage to Landlord resulting from any failure by Tenant to timely surrender the premises will be substantial, will exceed the amount of monthly rent theretofore payable hereunder, and will be impossible of accurate measurement. Tenant therefore agrees that if possession of the premises is not surrendered to Landlord within one (1) day after the date of the expiration or sooner termination of the term of this lease, then Tenant will pay Landlord as liquidated damages for each month and for each portion of any month during which Tenant holds over in the premises after expiration or termination of the term of this lease, a sum equal to one and a half the average rent and additional rent which was payable per month under this lease during the last six months of the term thereof. The aforesaid obligations shall survive the expiration or sooner termination of the term of this Lease.

                                   ARTICLE 24

                                 QUIET ENJOYMENT

       24.1 Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the demised premises (to have and to hold the demised premises for the term of this Lease), subject, nevertheless, to the terms and conditions of this Lease, and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

                                   ARTICLE 25

                                   DEFINITIONS

       25.1 The term "Landlord" as used in this Lease means only the owner, or the mortgagee in possession, for the time being of the land and Building (or the owner of a lease of the Building or of the land and Building), so that in the event of any transfer of title to said land and Building or said lease, or in the event of a lease of the Building, or of the land and Building, upon notification to Tenant of such transfer or lease the said transferor Landlord shall be and hereby is entirely freed and relieved of all existing or future covenants, obligations and liabilities of Landlord hereunder, and it shall be deemed and construed as a covenant running with the land without further agreement between the parties or their successors in interest, or between the parties and the transferee of title to said land and Building or said lease, or the said lessee of the Building, or of the land and Building, that the transferee or the lessee has assumed and agreed to carry out any and all such covenants, obligations and liabilities of Landlord hereunder.

       25.2 The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

       25.3 The term "business days" as used in this Lease shall exclude Saturdays, Sundays and all days observed by the Federal, State or local government as legal holidays as well as all other days recognized as holidays under applicable union contracts.

       25.4 The term "mortgage" shall include an indenture of mortgage and deed of trust to a trustee to secure an issue of bonds and debentures, and the term "mortgagee" shall include such a trustee.

       25.5 Except as otherwise specifically provided in this Lease, whenever payment of interest is required by the terms hereof, it shall be computed at the lesser rate of two (2%) per month or the maximum legal rate of interest.

                                   ARTICLE 26

                          ADJACENT EXCAVATION--SHORING

       26.1 If an excavation or other substructure work shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as shall be necessary to preserve the wall of or the Building of which the demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent; provided that (a) Tenant has reasonable access to the demised premises, and (b) Landlord and/or its agents shall proceed with such work in a diligent manner without substantial interference with Tenant.

                                   ARTICLE 27

                              RULES AND REGULATIONS

       27.1 Tenant and Tenant's servants, employees and agents shall observe faithfully and comply strictly with the Rules and Regulations set forth in Exhibit B attached hereto and made part hereof entitled "Rules and Regulations" and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt; provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and of any of the Rules and Regulations as originally or as hereafter adopted, the provisions of this Lease shall control. Reasonable written notice of any additional Rules and Regulations shall be given to Tenant. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease, against any other tenant of the Building, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

                                   ARTICLE 28

                                 NO WAIVER, ETC.

       28.1 No agreement to accept a surrender of this Lease shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of said premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agent shall not operate as a termination of this Lease or a surrender of the premises. In the event of Tenant at any time desiring to have Landlord sublet the premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purpose without releasing Tenant from any of the obligations under this Lease. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease or any of the Rules and Regulations set forth herein, or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations set forth herein, or hereafter adopted, against Tenant and/or any other tenant in the building project shall not be deemed a waiver of any such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

       28.2 This Lease contains the entire agreement between the parties, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

                                   ARTICLE 29

                             WAIVER OF TRIAL BY JURY

       29.1 To the extent permitted by law, Landlord and Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the demised premises, and/or any other claims (except claims for personal injury or property damage), and any emergency statutory or any other statutory remedy with respect thereto. If Landlord commences any summary proceeding, or any other proceeding or action to recover possession of the demised premises, Tenant agrees that Tenant will not interpose any counterclaim of whatever nature or description in any such action or proceeding other than a compulsory counterclaim.

                                   ARTICLE 30

                              INABILITY TO PERFORM

       30.1 If, by reason of (1) strike, (2) labor troubles, (3) governmental pre-emption in connection with a national emergency, (4) any rule, order or regulation of any governmental agency, (5) conditions of supply or demand which are affected by war or other national, state or municipal emergency, or (6) any cause beyond Landlord's control, Landlord shall be unable to fulfill its obligations under this Lease or shall be unable to supply any service which Landlord is obligated to supply, this Lease and Tenant's obligation to pay rent hereunder shall in no way be affected, impaired or excused. As Landlord shall learn of the happening of any of the foregoing conditions, Landlord shall promptly notify Tenant of such event and, if ascertainable, its estimated duration, and will proceed promptly and diligently with the fulfillment of its obligations as soon as reasonably possible.

                                   ARTICLE 31

                                     NOTICES

       31.1 Any notice or demand, consent, approval or disapproval, or Statement required to be given by the terms and provisions of this Lease, or by any law or governmental regulation, either by Landlord to Tenant or by Tenant to Landlord, shall be in writing. Unless otherwise required by such law or regulation, such notice or demand shall be given, and shall be deemed to have been delivered only if sent via registered or certified mail enclosed in a postage prepaid wrapper and deposited in an official depository of the United States post office under the exclusive care and custody thereof and via facsimile; addressed as follows:

To Tenant:                 Vision-Sciences Inc.
                           40 Ramland Road
                           Orangeburg, New York 10962
                           Facsimile: (914)

with a copy to:   Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, New York 10019
                           Attention: Monty Davis, Esq.
                           Facsimile: (212) 728-9204

to Landlord:               30 Ramland Road LLC
                           c/o Houlihan Parnes Realtors, LLC
                           455 Central Park Avenue
                           Scarsdale, New York 10583
with a copy to:   Cassin Cassin & Joseph LLP
                           300 East 42nd Street
                           New York, New York 10017
                           Attention: H. Michael Lynch, Esq.
                           Facsimile: (212) 557-2952

Either party may, by notice as aforesaid, designate a different address or addresses for notices, demands, consents, approvals or disapprovals.

       31.2 In addition to the foregoing, either Landlord or Tenant may, from time to time, request in writing that the other party serve a copy of any notice or demand, consent, approval or disapproval, or statement, on one other person or entity designated in such request, such service to be effected by either certified or registered mail, return receipt requested.

                                   ARTICLE 32

                                    SERVICES

       32.1 Landlord will provide no services for the demised premises other than the utility services to the extent provided in Article 7 of this Lease.

       32.2 Tenant shall, at its own cost and expense, dispose of all its garbage and waste matter in compliance with the rules and regulations established by Landlord from time to time and those of all governmental agencies having jurisdiction. All refuse shall be kept in air-tight containers. Tenant shall be required to have its garbage removed from the demised premises via the route reasonably designated by Landlord to a location in or near the Building reasonably designated by Landlord, on a reasonable basis and during hours designated by Landlord. Tenant shall pay directly to the carting company, unless Landlord elects otherwise. In removing such garbage and waste matter from the demised premises, Tenant shall use closed containers of such nature that in the process of such removal, no vermin or waste matter shall spill or flow from such containers.

       32.3 Tenant, at its own cost and expense, shall keep the demised premises free from vermin, rodents or anything of like, objectionable nature ("Vermin"), and shall employ only such Vermin exterminating contractors as are approved by Landlord. In the event of Tenant's failure to keep the demised premises free from Vermin, Landlord shall have the right, at Tenant's expense, to take all necessary and proper measures to eradicate any and all Vermin from the demised premises. At Landlord's option, Tenant shall pay to Landlord, as additional rent, the cost of employing an exterminator, on a regular basis, to keep the demised premises free from Vermin.

       32.4 Subject to its obligations under Section 30.1, Landlord reserves the right to stop services on the plumbing, electric and other systems of the Building when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements, provided that except in case of emergency, Landlord will notify Tenant in advance, if possible, of any such stoppage and, if ascertainable, its estimated duration, and will proceed diligently with the work necessary to resume such service as promptly as possible and in a manner so as to minimize interference with the Tenant's use and enjoyment of the demised premises.

                                   ARTICLE 33

                  CONDITION OF PREMISES; LANDLORD'S WORK; ETC.

       33.1 Tenant expressly acknowledges that it has inspected the demised premises and is fully familiar with the physical condition thereof. Tenant agrees to accept the demised premises in its "as is" condition. Tenant acknowledges that Landlord shall have no obligation to do any work in advance to the demised premises in order to make them suitable and ready for use by Tenant.

                                   ARTICLE 34

                                    INSURANCE

       34.1 Tenant, at its expense, agrees to provide, at all times during the term of this Lease, and during any use, occupancy or possession of the demised premises prior to the Commencement Date:

            (a) public liability and property damage insurance, in the form commonly known as "Comprehensive General Liability" or additional "Owner-Landlord and Tenant", with limitations of not less than $5,000,000 single limit for injury or death or property damage (which amount shall be subject to increase from time to time as Landlord shall reasonably require), which policy or policies shall name the Landlord and its designees, and Landlord's managing agent, as additional insureds;

            (b) all risk property insurance, including theft and, if applicable, boiler and machinery coverage, written at replacement cost value in an adequate amount to avoid coinsurance and a replacement cost endorsement insuring Tenant's trade fixtures, furnishings, equipment and all items of personal property of Tenant and including property of Tenant's customers or clients, as the case may be, located in the demised premises; and

            (c) worker's compensation insurance, in the amount required by law, covering all persons employed by Tenant in and about the demised premises.

Blanket policies and umbrella policies may be used by Tenant, provided that coverage meeting the requirements of this Article is assigned to Tenant's location at the demised premises. All such insurance shall be obtained from a company approved by the Landlord, and a certificate evidencing the issuance of such policy or policies, together with evidence of the payment of premiums, shall be delivered to the Landlord before the commencement of the term of this Lease, or before any use, occupancy, or possession of the demised premises prior to the commencement of the term of this Lease, whichever is sooner. Not less than thirty (30) days prior to the expiration of any such policy or policies, evidence of the renewal of such policy or policies, or a new certificate, together with evidence of the payment of premiums for the renewal period or new policy, as the case may be, shall be delivered to the Landlord. All such insurance shall contain an agreement by the insurance company that the policy or policies will not be canceled or the coverage changed, without thirty (30) days' prior written notice to the Landlord.

                                   ARTICLE 35

                                SECURITY DEPOSIT

       35.1 Tenant shall upon execution hereof deposit with Landlord the sum of $17,500.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent, and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. Tenant shall, upon demand, deposit with Landlord the full amount of security deposit so used or applied by Landlord, in order that Landlord shall have the full security deposit on hand at all times during the term of this Lease. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed at the end of this Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Landlord agrees that Tenant security deposit shall be placed in an interest-bearing bank account until the expiration of the term of such lease or such earlier termination. If Tenant is not in default under the terms of this lease it shall be entitled to the payment of all accrued interest on the security deposit upon ten days' written notice to Landlord, but in no event more than once per lease year.

                                   ARTICLE 36

                                   ARBITRATION

       36.1 In each case specified in this Lease in which resort to arbitration shall be required, such arbitration (unless otherwise specifically provided in other Sections of this Lease) shall be in Westchester County, New York, in accordance with the Commercial Arbitration Rules of the American Arbitration Association and the provisions of this Lease, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

                                   ARTICLE 37

                             CONSENTS AND APPROVALS

       37.1 Wherever in this Lease Landlord's consent or approval is required, if Landlord shall delay or refuse such consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord unreasonably withheld or unreasonably delayed its consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, for specific performance, injunction or declaratory judgment.

                                   ARTICLE 38

                                    INDEMNITY

       38.1 Tenant shall indemnify, defend and save Landlord harmless from and against any liability or expense arising from the use or occupation of the demised premises by Tenant or anyone on the premises with Tenant's permission, or from any breach of this Lease.

                                   ARTICLE 39

                               SMOKING PROHIBITED

       39.1 Tenant has been advised that Landlord wishes to maintain a "smoke-free" environment in the public areas of the Building. Tenant agrees that it shall cause its officers, directors, employees, agents and contractors to refrain from smoking in all public areas of the Building.

       39.2 Tenant agrees that, to the extent permitted by law, Tenant will provide a smoking area within the demised premises if Tenant shall, at any time during the term of this Lease, maintain, or attempt to maintain, a "smoke-free" environment within the demised premises. Tenant acknowledges and agrees that Landlord does not, and shall have no obligation to, provide a smoking area in the Building.

       39.3 Tenant agrees that its failure to observe or comply with the provisions of this Article 39 shall constitute a default under this Lease which shall entitle Landlord to all of the remedies set forth in Articles 19 and 20 of this Lease.

                                   ARTICLE 40

                                 CONFIDENTIALITY

       40.1 Tenant agrees not to disclose the terms, covenants, conditions or other facts with respect to this Lease, to any person, business entity, association, newspaper, periodical or other entity. This non-disclosure and confidentiality agreement shall be binding upon Tenant without limitation as to time, and a breach of this Section 40.1 shall constitute a material breach of Tenant's obligations under this Lease.

                                   ARTICLE 41

                                NAME OF BUILDING

       41.1 Landlord shall have the full right at any time to name and change the name of the Building and to change the designated address of the Building. The Building may be named after any person, firm, or otherwise, whether or not such name is, or resembles, the name of a tenant of the building project.

                                   ARTICLE 42

                                RIGHT TO RELOCATE

       42.1 Landlord shall have no right to relocate Tenant.

                                   ARTICLE 43

                                    BROKERAGE

       43.1 Tenant and Landlord represent and warrant to each other that neither party has consulted nor negotiated with any broker or finder with regard to the demised premises other than GHP Office Realty LLC. Tenant and Landlord agree to indemnify, defend and save each other harmless from and against any claims for fees or commissions from anyone with whom either party has dealt in connection with the demised premises or this Lease, other than GHP Office Realty LLC.

                                   ARTICLE 44

                           INVALIDITY OF ANY PROVISION

       44.1 If any term, covenant, condition or provision of this Lease or the application thereof to any circumstance or to any person, firm or corporation shall be invalid or unenforceable to any extent, the remaining terms, covenants, conditions and provisions of this Lease or the application thereof to any circumstances or to any person, firm or corporation other than those as to which any term, covenant, condition or provision is held invalid or unenforceable, shall not be affected thereby and each remaining term, covenant, condition and provision of this Lease shall be valid and shall be enforceable to the fullest extent permitted by law.

                                   ARTICLE 45

                                    CAPTIONS

       45.1 The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provision thereof.

                                   ARTICLE 46

                         ESTOPPEL CERTIFICATE OF TENANT

       46.1 Tenant shall, without charge, at any time and from time to time, within ten (10) days after request by Landlord, deliver a written instrument to Landlord, duly executed and acknowledged, certifying:

            (a) That this Lease is unmodified and in full force and effect or, if there has been any modification, that the same is in full force and effect as modified and stating any such modification;

            (b) Whether the term of this Lease has commenced and rent become payable thereunder; and whether Tenant has accepted possession of the demised premises; and whether Landlord has failed to perform any work required to be performed by Landlord pursuant to the provisions of this Lease;

            (c) Whether or not there are then existing any defenses or offsets which are not claims under subdivision (e) hereof against the enforcement of any of the agreements, terms, covenants, or conditions of this Lease and any modification thereof upon the part of Tenant to be performed or complied with, and, if so, specifying the same;

            (d) The dates to which the fixed rent, and additional rent, and other charges hereunder, have been paid;

            (e) Whether or not Tenant has made any claim against Landlord under this Lease and if so the nature thereof and the dollar amount, if any, of such claim and;

            (6) Any other information as may be reasonably requested.

       46.2 Landlord shall, without charge, at any time and from time to time, within thirty (30) days after request by Tenant, deliver a written instrument to Tenant, duly executed and acknowledged certifying the same information of 46.1.

       46.3 Tenant agrees that, except for the first month's rent hereunder, it will pay no rent under this Lease more than thirty (30) days in advance of its due date, if so restricted by any existing or future ground lease or mortgage to which this Lease is subordinated or by an assignment of this Lease to the ground lessor or the holder of such mortgage, and, in the event of any act or omission by Landlord or any failure by Landlord to provide services hereunder, Tenant will not exercise any right to terminate this Lease, to claim an abatement of rent, or to remedy the default and deduct the cost thereof from rent due hereunder until Tenant shall have given written notice of such act or omission to such ground lessor and to the holder of such mortgage who shall have furnished such lessor's and holder's last address to Tenant, and until a reasonable time for remedying such act or omission or any failure by Landlord to provide services hereunder, shall have elapsed following the giving of such notices, during which time such lessor or holder shall have the right, but shall not be obligated, to remedy or cause to be remedied such act or omission, or such failure to provide services hereunder.

                                   ARTICLE 47

                                   POSSESSION

       47.1 Supplementing Articles 30 and 33 hereof, if Landlord shall be unable to give possession of the premises on the Commencement Date of the term of this Lease, because of the holding-over or retention of possession of any tenant or occupant, or for any other reason, Landlord shall not be subject to any liability for such failure. In such event, this Lease shall stay in full force and effect, without extension of its term. However, the rent hereunder shall not commence until the premises are made available for occupancy by Tenant (with the substantial completion in the premises of any work required by this Lease to be completed therein by Landlord at Landlord's expense prior to the Commencement Date of the term of this Lease). If Landlord is unable to give possession of the premises on the Commencement Date of the term, because changes, repairs or decorations being made for Tenant's use at Tenant's expense have not been completed there shall be no abatement of rent and the rent shall commence on the date specified herein. If permission is given to Tenant to occupy the premises, or other premises, prior to the Commencement Date of the term, such occupancy shall be deemed to be pursuant to the terms of this Lease, except that the parties shall separately agree as to the obligation of Tenant to pay rent for such occupancy. The provisions of this Article are intended to constitute an "express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

                                   ARTICLE 48

                             SUCCESSORS AND ASSIGNS

       48.1 The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

                                   ARTICLE 49

                                  GOVERNING LAW

       49.1 This Lease shall be governed by and interpreted in accordance with the laws of the State of New York and shall be deemed to have been made and performed in New York.

                                   ARTICLE 50

                                   PRIOR LEASE

       50.1 Landlord and Tenant (as successor-in-interest to Machida Incorporated) acknowledge that they are parties to a certain sublease dated September 1, 1990 for space consisting of the entire second floor and a portion of the first floor in the Building, which sublease was renewed pursuant a document titled Rider to Sublease Between J & J Associates and Machinda Incorporated dated September 1, 1995, and which sublease will expire on August 31, 2000 (the "Old Lease"). Tenant acknowledges and agrees that effective September 1, 2000, this Lease shall be in full force and effect and supercede in its entirety the Old Lease, provided however, nothing shall release Tenant from any and all liabilities and obligations under the Old Lease for the period prior to September 1, 2000. Notwithstanding the foregoing, as a condition to the effectiveness of this Lease, there shall be no default existing under the Old Lease which has not been cured by Tenant prior to September 1, 2000.

                                   ARTICLE 51

                                  COUNTERPARTS

       51.1 This Agreement may be executed in multiple counterparts, each of which shall be an original, but, all of which, taken together, shall constitute a single agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

WITNESS:                                30 RAMLAND ROAD, LLC, Landlord

_________________                       By: /s/ James A. Houlihan
(As to Landlord)                           -------------------------------------
                                        Name:  JAMES J. HOULIHAN
                                        Title: Member

WITNESS:                                VISION-SCIENCES, INC., Tenant

/s/  Lewis C. Pell                      BY: /s/ Katsumi Oneda
-------------------------------            -------------------------------------
(As to Tenant)                          Name:  KATSUMI ONEDA
                                        Title: President

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF           )

       On the 22ND day of MARCH, in the year 2000 before me, the undersigned personally appeared KATSUMI ONEDA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Madeline Alvarado
---------------------------------------
Signature and Office of individual
taking acknowledgment

MADELINE ALVARADO
Notary Public, State of New York
No. 01AL5084019
Qualified in New York County
Commission Expires Aug. 25, 2001

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF           )

       On the day of _______, in the year ____, before me, the undersigned personally appeared _____________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


---------------------------------------
Signature and Office of individual
taking acknowledgment

                                    EXHIBIT A

                     (FLOOR PLAN(S) OF THE DEMISED PREMISES
                     SHALL BE ANNEXED HERE, OR INITIALED AND
                           INCORPORATED BY REFERENCE.)


                                    EXHIBIT B

                              RULES AND REGULATIONS

       (a) The sidewalks, and public portions of the building project, such as entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the demised premises.

       (b) No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades, louvered openings or screens shall be attached to or hung in, or used in connection with, any window or door of the demised premises, without the prior written consent of Landlord, unless installed by Landlord.

       (c) No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside of the demised premises or Building or on corridor walls. Signs on entrance door or doors shall conform to building standard signs, which signage shall consist of engraved lettering on a 12 inch by 12 inch plaque. Signs on doors shall be constructed of 1/8 inch thick brushed brass plaque (one per entrance door) and shall, at Tenant's expense, be fabricated and affixed for each tenant by sign makers approved by Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule.

       (d) The sashes, sash doors, skylights, windows, heating, ventilating and air conditioning vents and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels, or other articles be placed outside of the demised premises.

       (e) No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors or vestibules without the prior written consent of the Landlord.

       (f) Whenever Tenant shall submit to Landlord any plan, agreement or other document for Landlord's consent or approval, Tenant agrees to pay Landlord, on demand, a processing fee in a sum equal to the reasonable fee for review of same including the services of any architect, engineer or attorney employed by Landlord to review said plan, agreement or document.

       (g) The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

       (h) No tenant shall in any way deface any part of the demised premises or the Building of which they form a part. No tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

       (i) No bicycles, vehicles or animals of any kind (except seeing eye dogs) shall be brought into or kept in or about the premises. No cooking shall be done or permitted by any tenant on said premises except in conformity to law and then only in the utility kitchen, if any, as set forth in Tenant's layout, which is to be primarily used by Tenant's employees for heating beverages and light snacks. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the demised premises.

       (j) No space in the Building shall be used for the distribution or for the storage of merchandise or for the sale at auction or otherwise of merchandise, goods or property of any kind.

       (k) No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No tenant shall throw anything out of the doors, or windows or down the passageways.

       (l) No tenant, nor any of the tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible or explosive fluid, or chemical substance, other than reasonable amounts of cleaning fluids and solvents required in the normal operation of tenant's business offices.

       (m) No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of the Landlord and unless and until a duplicate key is delivered to Landlord. Each tenant must, upon the termination of his tenancy, restore to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys, so furnished, such tenant shall pay to Landlord the cost thereof.

       (n) All removals, or the carrying in or out of any safes, freights, furniture or bulky matter of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

       (o) No tenant shall occupy or permit any portion of the premises demised to it to be occupied as, by or for a public stenographer or typist, barber shop, bootblacking, beauty shop or manicuring, beauty parlor, telephone or telegraph agency, telephone or secretarial service, messenger service, travel or tourist agency, employment agency, public restaurant or bar, commercial document reproduction or offset printing service, public vending machines, retail, wholesale or discount shop for sale of merchandise, retail service shop, labor union, school or classroom, governmental or quasi-governmental bureau, department or agency, including an autonomous governmental corporation, a firm the principal business of which is real estate brokerage, or a company engaged in the business of renting office or desk space; or for a public finance (personal loan) business, or for manufacturing. No tenant shall engage or pay any employees on the demised premises, except those actually working for such tenant on said premises, nor advertise for laborers giving an address at said premises.

       (p) Landlord shall have the right to prohibit any advertising by any tenant mentioning the Building or the building project, which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, tenants shall refrain from or discontinue such advertising.

       (q) In order that the Building can and will maintain a uniform appearance to those outside of same, each Tenant in building perimeter areas shall (a) use only building standard lighting in areas where lighting is visible from the outside of the Building and (b) use only Building standard venetian or vertical blinds in window areas which are visible from the outside of the Building.

       (r) Landlord reserves the right to exclude from the Building between the hours of 5:00 P.M. and 8:00 A.M. and at all hours on non-business days all persons who do not present a pass to the Building signed by a tenant. Each tenant shall be responsible for all persons for whom such pass is issued and shall be liable to Landlord for all acts of such persons.

       (s) The premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

       (t) The requirements of tenants will be attended to only upon application at the office of the Building. Building employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

       (u) Landlord reserves the right to require Tenant to remove any furniture, fixture, carpeting, wallcovering or other decor or item of personalty from any part of the demised premises which is visible from the atrium or from any other part of the Building not included in the demised premises which, in Landlord's judgment, detracts from, impairs or tarnishes the image of the Building or is not consistent with the ambience generated by other tenants in the Building.

       (v) Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

       (w) There shall not be used in any space, or in the public halls of any building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. No hand trucks shall be used in passenger elevators.

       (x) Tenants, in order to obtain maximum effectiveness of the cooling system, shall lower and/or close venetian or vertical blinds or drapes when sun's rays fall directly on windows of demised premises.

       (y) At Landlord's option, tenants shall purchase from Landlord or its designee all lighting tubes, lamps, bulbs and ballasts used in the demised premises and tenants shall pay Landlord's reasonable charges for providing and installing same, on demand.

       (z) Replacement of ceiling tiles after they are removed for Tenant by telephone company installers, in both the demised premises and the public corridors, will be charged to Tenant on a per tile basis.

       (aa) All paneling, grounds or other wood products not considered furniture shall be of fire retardant materials. Before installation of any such materials, certification of the materials' fire retardant characteristics shall be submitted to Landlord, or its agents, in a manner satisfactory to the Landlord.

       (ab) Tenant agrees to take such reasonable action as will encourage employee participation in van pooling, ride sharing or other forms of group travel to and from the Building.

       (ac) Tenant agrees that it will cause all of Tenant's agents, servants and employees ("employees") to be dressed in business attire with a tie and jacket, or such other attire as may be appropriate for a first-class office building, at all times when such employees are in the public portion of the Building, the building cafeteria and/or restaurant(s) or any successor Restaurant, or in any portion of the demised premises visible from outside of the demised premises, it being expressly understood and agreed that Tenant will not permit any such employee to wear shorts, tee shirts, or any casual, beach or other apparel not appropriate for, or which detracts from, the ambience, reputation or image of the Building.

       Whenever and to the extent that the above rules conflict with any of the rights or obligations of Tenant pursuant to the provisions of the Articles of this Lease, the provisions of the Articles shall govern.

                               AGREEMENT OF LEASE


                                     BETWEEN

                              30 RAMLAND ROAD, LLC,

                                    LANDLORD

                                       AND

                             VISION-SCIENCES, INC.,

                                     TENANT

                               DATED: MARCH , 2000

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